                                                        Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------------------
CASE NAME: Flight One Logistics, Inc.                  ACCRUAL BASIS
--------------------------------------------------

--------------------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------------------

--------------------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                      Chief Financial Officer
-----------------------------------------      --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                               7/22/2002
-----------------------------------------      --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
-----------------------------------------      --------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                         7/22/2002
-----------------------------------------      --------------------------------
PRINTED NAME OF PREPARER                                     DATE

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
-------------------------------------------
CASE NAME: Flight One Logistics, Inc.                           ACCRUAL BASIS-1
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------

COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------
                                        SCHEDULE       MONTH        MONTH         MONTH
                                                    --------------------------------------
ASSETS                                   AMOUNT      April 2002    May 2002     June 2002
------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                        $0           $0            $0
------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                          $0           $0            $0
------------------------------------------------------------------------------------------
3.  TOTAL CASH                               $0              $0           $0            $0
------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                           $20,742      $20,742       $20,742
------------------------------------------------------------------------------------------
5.  INVENTORY                                                $0           $0            $0
------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                         $0           $0            $0
------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                         $0           $0            $0
------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                 $39,149           ($556)       ($556)        ($556)
------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                $39,149         $20,186      $20,186       $20,186
------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                              $0           $0            $0
------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                   $0           $0            $0
------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                $0              $0           $0            $0
------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                        $0           $0            $0
------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                               $0           $0            $0
------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                      $0           $0            $0
------------------------------------------------------------------------------------------
16. TOTAL ASSETS                        $39,149         $20,186      $20,186       $20,186
------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                         $0           $0          $250
------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                            $0           $0            $0
------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                            $0           $0            $0
------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                        $0           $0            $0
------------------------------------------------------------------------------------------
21. SECURED DEBT                                             $0           $0            $0
------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                      $0           $0            $0
------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                              $0           $0          $250
------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------
24. SECURED DEBT                                             $0           $0            $0
------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                            $0           $0            $0
------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                     ($16,740)    ($16,740)     ($16,740)
------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                      $0           $0            $0
------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES            $0        ($16,740)    ($16,740)     ($16,740)
------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                        $0        ($16,740)    ($16,740)     ($16,490)
------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                          $38,956      $38,956       $38,956
------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                    ($2,030)     ($2,030)      ($2,280)
------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------
33. TOTAL EQUITY                             $0         $36,926      $36,926       $36,676
------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                           $0         $20,186      $20,186       $20,186
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

  ------------------------------------------
  CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-2
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
  ------------------------------------------

  ------------------------------------------
  INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------------------------------
                                                       MONTH                MONTH              MONTH             QUARTER
                                               --------------------------------------------------------------
  REVENUES                                           April 2002            May 2002          June 2002            TOTAL
  ---------------------------------------------------------------------------------------------------------------------------
  1.  GROSS REVENUES                                           $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  2.  LESS: RETURNS & DISCOUNTS                                $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  3.  NET REVENUE                                              $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ---------------------------------------------------------------------------------------------------------------------------
  4.  MATERIAL                                                 $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  5.  DIRECT LABOR                                             $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  6.  DIRECT OVERHEAD                                          $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  7.  TOTAL COST OF GOODS SOLD                                 $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  8.  GROSS PROFIT                                             $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  9.  OFFICER/INSIDER COMPENSATION                             $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  10. SELLING & MARKETING                                      $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  11. GENERAL & ADMINISTRATIVE                                 $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  12. RENT & LEASE                                             $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  13. OTHER (ATTACH LIST)                                      $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  14. TOTAL OPERATING EXPENSES                                 $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  15. INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                         $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  16. NON-OPERATING INCOME (ATT. LIST)                         $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  17. NON-OPERATING EXPENSE (ATT. LIST)                        $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  18. INTEREST EXPENSE                                         $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  19. DEPRECIATION / DEPLETION                                 $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  20. AMORTIZATION                                             $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  21. OTHER (ATTACH LIST)                                      $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  22. NET OTHER INCOME & EXPENSES                              $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------------------------------
  23. PROFESSIONAL FEES                                        $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  24. U.S. TRUSTEE FEES                                        $0                  $0               $250               $250
  ---------------------------------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)                                      $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  26. TOTAL REORGANIZATION EXPENSES                            $0                  $0               $250               $250
  ---------------------------------------------------------------------------------------------------------------------------
  27. INCOME TAX                                               $0                  $0                 $0                 $0
  ---------------------------------------------------------------------------------------------------------------------------
  28. NET PROFIT (LOSS)                                        $0                  $0              ($250)             ($250)
  ---------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  ------------------------------------------
  CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-3
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
  ------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                     MONTH               MONTH              MONTH             QUARTER
                                               -------------------------------------------------------------
  DISBURSEMENTS                                       April 2002           May 2002          June 2002            TOTAL
  ----------------------------------------------------------------------------------------------------------------------------
  1.  CASH - BEGINNING OF MONTH                                $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ----------------------------------------------------------------------------------------------------------------------------
  2.  CASH SALES                                               $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ----------------------------------------------------------------------------------------------------------------------------
  3.  PREPETITION                                              $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  4.  POSTPETITION                                             $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  5.  TOTAL OPERATING RECEIPTS                                 $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  ----------------------------------------------------------------------------------------------------------------------------
  6.  LOANS & ADVANCES (ATTACH LIST)                           $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  7.  SALE OF ASSETS                                           $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  8.  OTHER (ATTACH LIST)                                      $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  9.  TOTAL NON-OPERATING RECEIPTS                             $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  10. TOTAL RECEIPTS                                           $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  11. TOTAL CASH AVAILABLE                                     $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ----------------------------------------------------------------------------------------------------------------------------
  12. NET PAYROLL                                              $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  13. PAYROLL TAXES PAID                                       $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  14. SALES, USE & OTHER TAXES PAID                            $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  15. SECURED/RENTAL/LEASES                                    $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  16. UTILITIES                                                $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  17. INSURANCE                                                $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  18. INVENTORY PURCHASES                                      $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  19. VEHICLE EXPENSES                                         $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  20. TRAVEL                                                   $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  21. ENTERTAINMENT                                            $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  22. REPAIRS & MAINTENANCE                                    $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  23. SUPPLIES                                                 $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  24. ADVERTISING                                              $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)                                      $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  26. TOTAL OPERATING DISBURSEMENTS                            $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------------------------
  27. PROFESSIONAL FEES                                        $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  28. U.S. TRUSTEE  FEES                                       $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  29. OTHER (ATTACH  LIST)                                     $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  30. TOTAL REORGANIZATION  EXPENSES                           $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  31. TOTAL DISBURSEMENTS                                      $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  32. NET CASH FLOW                                            $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
  33. CASH - END OF MONTH                                      $0                  $0                 $0                 $0
  ----------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    -------------------------------------------
    CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-4
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
    -------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULE          MONTH         MONTH            MONTH
                                                                             -------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                                    AMOUNT        April 2002     May 2002        June 2002
    --------------------------------------------------------------------------------------------------------------------------
    1.    0-30                                                                         $0            $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    2.    31-60                                                                        $0            $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    3.    61-90                                                                        $0            $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    4.    91+                                                                     $20,742       $20,742          $20,742
    --------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL ACCOUNTS RECEIVABLE                                    $0         $20,742       $20,742          $20,742
    --------------------------------------------------------------------------------------------------------------------------
    6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                              $0            $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    7.    ACCOUNTS RECEIVABLE (NET)                                    $0         $20,742       $20,742          $20,742
    --------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------

    AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH:   June 2002
                                                                                           -----------------------------------
    --------------------------------------------------------------------------------------------------------------------------
                                           0-30                    31-60          61-90         91+
    TAXES PAYABLE                          DAYS                     DAYS          DAYS         DAYS            TOTAL
    --------------------------------------------------------------------------------------------------------------------------
    1.    FEDERAL                              $0                      $0             $0             $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    2.    STATE                                $0                      $0             $0             $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    3.    LOCAL                                $0                      $0             $0             $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    4.    OTHER (ATTACH LIST)                  $0                      $0             $0             $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    5.    TOTAL TAXES PAYABLE                  $0                      $0             $0             $0               $0
    --------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
    6.    ACCOUNTS PAYABLE                   $250                      $0             $0             $0             $250
    --------------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------

    STATUS OF POSTPETITION TAXES                                                    MONTH:   June 2002
                                                                                           -----------------------------------
    --------------------------------------------------------------------------------------------------------------------------
                                                               BEGINNING          AMOUNT                      ENDING
                                                                  TAX          WITHHELD AND/    AMOUNT         TAX
    FEDERAL                                                    LIABILITY*       0R ACCRUED       PAID       LIABILITY
    --------------------------------------------------------------------------------------------------------------------------
    1.    WITHHOLDING**                                                 $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    2.    FICA-EMPLOYEE**                                               $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    3.    FICA-EMPLOYER**                                               $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    4.    UNEMPLOYMENT                                                  $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    5.    INCOME                                                        $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    6.    OTHER (ATTACH LIST)                                           $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    7.    TOTAL FEDERAL TAXES                                           $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    --------------------------------------------------------------------------------------------------------------------------
    8.    WITHHOLDING                                                   $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    9.    SALES                                                         $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    10.   EXCISE                                                        $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    11.   UNEMPLOYMENT                                                  $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    12.   REAL PROPERTY                                                 $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    13.   PERSONAL PROPERTY                                             $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    14.   OTHER (ATTACH LIST)                                           $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    15.   TOTAL STATE & LOCAL                                           $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------
    16.   TOTAL TAXES                                                   $0              $0           $0               $0
    --------------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ---------------------------------------------
    CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS-5
    ---------------------------------------------

    ---------------------------------------------
    CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
    ---------------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH:     June 2002
                                                        ------------------------------------------------------
    -------------------------------------
    BANK RECONCILIATIONS
                                              Account #1          Account #2        Account #3
    ----------------------------------------------------------------------------------------------------------
    A.     BANK:                                 N/A
    -----------------------------------------------------------------------------------------------
    B.     ACCOUNT NUMBER:                       N/A                                                  TOTAL
    -----------------------------------------------------------------------------------------------
    C.     PURPOSE (TYPE):                       N/A
    ----------------------------------------------------------------------------------------------------------
    1.   BALANCE PER BANK STATEMENT                       $0
    ----------------------------------------------------------------------------------------------------------
    2.   ADD: TOTAL DEPOSITS NOT CREDITED                 $0
    ----------------------------------------------------------------------------------------------------------
    3.   SUBTRACT: OUTSTANDING CHECKS                     $0
    ----------------------------------------------------------------------------------------------------------
    4.   OTHER RECONCILING ITEMS                          $0
    ----------------------------------------------------------------------------------------------------------
    5.   MONTH END BALANCE PER BOOKS                      $0                 $0              $0            $0
    ----------------------------------------------------------------------------------------------------------
    6.   NUMBER OF LAST CHECK WRITTEN
    ----------------------------------------------------------------------------------------------------------

    ---------------------------------------
    INVESTMENT ACCOUNTS

    ----------------------------------------------------------------------------------------------------------
                                                DATE OF          TYPE OF             PURCHASE         CURRENT

    BANK, ACCOUNT NAME & NUMBER                 PURCHASE        INSTRUMENT            PRICE            VALUE
    ----------------------------------------------------------------------------------------------------------
    7.   N/A
    ----------------------------------------------------------------------------------------------------------
    8.   N/A
    ----------------------------------------------------------------------------------------------------------
    9.   N/A
    ----------------------------------------------------------------------------------------------------------
    10.  N/A
    ----------------------------------------------------------------------------------------------------------
    11.  TOTAL INVESTMENTS                                                                   $0            $0
    ----------------------------------------------------------------------------------------------------------

    ---------------------------------------
    CASH

    ----------------------------------------------------------------------------------------------------------

    12.  CURRENCY ON HAND                                                                                  $0
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    13.  TOTAL CASH - END OF MONTH                                                                         $0
    ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

       -------------------------------------------
       CASE NAME: Flight One Logistics, Inc.        ACCRUAL BASIS-6
       -------------------------------------------

       -------------------------------------------
       CASE NUMBER: 400-42069-BJH                     02/13/95, RWD, 2/96
       -------------------------------------------

                                                      MONTH: June 2002
                                                      ------------------------

       -------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ----------------------------------------------------------------
                                       INSIDERS
       ----------------------------------------------------------------
                                   TYPE OF       AMOUNT    TOTAL PAID
                     NAME          PAYMENT        PAID       TO DATE
       ----------------------------------------------------------------
       1.   N/A
       ----------------------------------------------------------------
       2.   N/A
       ----------------------------------------------------------------
       3.   N/A
       ----------------------------------------------------------------
       4.   N/A
       ----------------------------------------------------------------
       5.   N/A
       ----------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                              $0            $0
       ----------------------------------------------------------------


       -----------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
       -----------------------------------------------------------------------------------------------
                                   DATE OF COURT                                             TOTAL
                                 ORDER AUTHORIZING     AMOUNT      AMOUNT    TOTAL PAID    INCURRED
                     NAME             PAYMENT         APPROVED      PAID      TO DATE     & UNPAID *
       -----------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                               $0          $0          $0           $0
       -----------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------

       -------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID         TOTAL
                                          PAYMENTS       DURING        UNPAID
                     NAME OF CREDITOR       DUE          MONTH     POSTPETITION
       -------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------
       6.   TOTAL                                $0          $0            $0
       -------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

        ----------------------------------------
        CASE NAME: Flight One Logistics, Inc.      ACCRUAL BASIS-7
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42069-BJH                   02/13/95, RWD, 2/96
        ----------------------------------------

                                                    MONTH:  June 2002
                                                           ------------------

        --------------------------
        QUESTIONNAIRE

        --------------------------------------------------------------------------------------------------
                                                                                            YES       NO
        --------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                   X
        --------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                             X
        --------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                       X
        --------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                 X
        --------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                 X
        --------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
        --------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                              X
        --------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
        --------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
        --------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                            X
        --------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                      X
        --------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
        --------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        --------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------

        ---------------------------
        INSURANCE
        --------------------------------------------------------------------------------------------------
                                                                                            YES       NO
        --------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                               X
        --------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                 X
        --------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        --------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
        HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
        AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        This is a non-operating entity. There are no assets or employees with which to cover with insurance.
        --------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------
                                 INSTALLMENT PAYMENTS
        --------------------------------------------------------------------------------------------------
                    TYPE OF                                                      PAYMENT AMOUNT
                     POLICY      CARRIER                  PERIOD COVERED            & FREQUENCY
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------
               N/A
        --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------
CASE NAME: Flight One Logistics, Inc.                       FOOTNOTES SUPPLEMENT
-------------------------------------------------------------

-------------------------------------------------------------
CASE NUMBER: 400-42069-BJH                                     ACCRUAL BASIS
-------------------------------------------------------------

                                                     MONTH:      June 2002
                                                            ------------------



-------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS           LINE
  FORM NUMBER           NUMBER                     FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------
      6                               All Professional fees related to the Reorganization of the
-------------------------------------------------------------------------------------------------------
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
-------------------------------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
   General                            This is a non-operating Company.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      4                   6           All assessments of uncollectible accounts receivable are done
-------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
-------------------------------------------------------------------------------------------------------
                                       are recorded at Inc. and pushed down to Inc.'s subsidiaries
-------------------------------------------------------------------------------------------------------
                                       as deemed necessary.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      3                  28           All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                            June 2002


8.    OTHER  (ATTACH  LIST)            $                (556) Reported
                                       ----------------------
           Intercompany Receivables                     (556) Detail
                                       ----------------------
                                                           -  Difference